

2Q 2019 Earnings Call

gevo

Pat Gruber, CEO

August 14, 2019

FORWARD-LOOKING STATEMENTS

Any statements in this presentation about our future expectations, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: our strategies and business plans; the success of our sales and production efforts in support of the commercialization of our products; our growth plans; our technologies; size of markets for our products; the benefits and characteristics of our products; our ability to raise funds to continue operations or fund growth projects; our projected revenues or sales; our ability to become profitable; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other filings that we periodically make with the SEC. In addition, the forward-looking statements included in this investor presentation represent our views as of the date of this investor presentation. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this investor presentation

WE ARE GOING AFTER THE "WHOLE GALLON"

- Potential to make a dramatic difference in GHG profile of liquid transportation fuels.
  - Potential exists to make fully renewable full gallons of drop in fuels with very low, or even negative carbon footprint with a focus on gasoline and jet
- Compliment electrification of the transportation sector—lower potential net potential carbon footprint
- Doesn't require change of transportation engines (autos or jet), or fuel infrastructure

HOW TO REPLACE THE CARBON SOURCE AND ENERGY SOURCE TO ELIMINATE GHG'S FROM FUELS



Carbon Source
Process Energy
Fossil
FOSSIL
Fuel
Increased
CO2
CO2
Non-Fossil Based Electricity And Steam
Fuel
Reduced
CO2

LOW CARBON CYCLE
MIDWEST USA



CO2
>2 lbs of CO2 sequestered per gallon[1]. Could be much higher according to recent reports
Sequestration
Sustainably Grown Raw Material
Sustainable Fertilizer
I'M NOT THAT KIND OF CORN!
BioGas
BioGas Plant
Biofuel Plant
Manure
Wind Power
Dairy, Beef, Poultry & Pigs to Food
Protein and Feed
10 lbs of protein/feed per gallon of hydrocarbon fuel
100% of nutritional value is captured and put into the food chain

(1) Sheehan, et al, 2017; Mueller, et al, 2019; Indigo reports that 10-15X more could be sequestered

CELLULOSIC FEEDSTOCKS ARE ENABLED

Enables potential global scale



CO_2
Sequestration
Biofuel Plant
Combined Heat and Power Plant

praj

Cane, Molasses, Bagasse, Rice Straw, Wheat Straw, Corn Stover



Renmatix

Wood, Forestry Residues, Slash, Stover



DRIVING THE CARBON SCORE (CI) DOWN

We are planning to use wind electricity and manure biogas, both accepted in CA


PETRO-JET
80 G/MJ FUEL CO2 EMISSIONS
REPLACE CARBON FEEDSTOCK SOURCE
REPLACE FOSSIL ENERGY SOURCES
0 G/MJ FUEL CO2 EMISSIONS
CAPTURE SOIL CARBON

Below this line is where Gevo wants to be


Current CI vs. Feedstock
Fuel Type
Ethanol
Current CI
90
80
70
60
50
40
30
20
Corn
Molasses
Sorghum
Feedstock

The CI has potential to be driven to negative with more biogas or with agricultural practices (soil capture of carbon with documentation)

IMPROVE SUSTAINABILITY FOR FUELS AND FOOD

Improved Ag expected to enable lower CI score



Create Market Rewards for Improvements
US avg (GREET) 371 gCO2 eq per kg grain
Survey avg 167 gCO2 eq per kg grain
gCO2eq per kg of dry grain
Electricity
LPG/NG
Lime
Diesel
Ag chemicals
Fertilizer
Soil N
Soil C seq
Total vs #
Soil C seq vs #
None
Farm

Figure 30. Grading on a curve—individual farm performance in terms of carbon footprint



ISCC PLUS Certified Farm (49gCO2e/kg)
371
167
110
100
46
-48
US corn avg
Survey
Animal manure
Animal manure Nutrient Management
Animal manure Nutrient Management Reduced till
Animal manure Nutrient Management No till

Figure ES 9. Greenhouse gas footprint for US corn, average survey results and four farm management scenarios

- Farmers who supply Gevo typically have 50% lower GHG emissions than average US farmer
- Improvements are driven by moving precision agriculture, modern equipment, low till/no till planting, and moving to manure based fertilizer
- **Future upside potential**

Sheehan, et al, has measured about 2 lbs of carbon per gallon building up in the soil on average. Companies such as Indigo, Farmers Business Network, and Locus, believe that soil carbon capture can be dramatically increased leading to orders of magnitude increase by building root systems. If true the amount of carbon capture per gallon could be in the 10's of kgs per gallon. We are working with these companies to figure it out.

HOW TO REVERSE GHG'S AND GENERATE PROTEIN FOR FOOD CHAIN

Agriculture improvements are practical and being done



Fossil Fuel
All Farms 2017
Reduced Till Farms
No Till Farms
Carbon Capture Farms
Waste wood, straw, residues
94
23
-8
-36
-130
6
100
50
0
-50
-100
-150
gCO2e / MJ Hydrocarbon
EU RED II Threshold

- We fully expect to be able to meet RED II, RSB, and ISCC requirements
- Agricultural improvements can lead to sequestered carbon in the right systems
- Agricultural improvements frequently lead to higher yield and more protein

STEP 1-ROAD MAP TO SCALE: SET UP LUVERNE FOR LOW CARBON ALCOHOL PRODUCTION, ADD 1 MGPY HYDROCARBON CAPACITY TO IMPROVE PROFITABILITY



Wind Electricity and Combined Heat and Power (CHP) (already in deployment)
Biogas from Gevo Energy (in development)
1 MGPY Hydrocarbon Plant (ready to deploy, capacity is sold out
Shockwave Dry Frac (already deployed)



Hi-Protein

Bran Feed

DDGs Feed

~100 Million lbs./ yr. Feed Products



~3 Million lbs./ yr. Food Grade Corn Oil



IBA
JET
IO
EtOH

~1.5 MGPY IBA

~500 kGPY Jet Fuel

~500 kGPY Isooctane

~20-26 MGPY EtOH

STEP 1: THE PATH TO IMPROVED PROFITABILITY

Potential corporate structure and financing



We are working to raise $40M debt:
Refi of Sr Secured Debt ~$15M
1MGPY Hydrocarbon plant: $16M
Investment in Gevo Energy and other projects: Up to $9M
LOI is in place with potential lender
GEVO, INC
EBITDA
Equity
Technology
Engineering
Project Development
EBITDA
RNG Offtake
RNG To Pipeline
Equity
Engineering
Project Development
Possible Third Party Equity
Juhl Energy (Wind Energy Project) In development, on track
Agri-Energy (existing ethanol and IBA plant)
RNG Offtake
Gevo Energy (RNG Project Co)
In development
Project Debt
LOI in place with potential lender for USDA Loan Guarantee: $24M additional debt lenders evaluating the opportunity
Potential Project Debt
1 MGPY Hydrocarbon LLC
In development
Offtake contract complete
Start construction when financed
Digestor 1 LLC
In development
Digestor 2 LLC
In development
RNG is about $10-20/MMBTU more valuable as liquid fuel compared to pipeline

Just doing this, the RNG and wind, along with dry frac to make value added feed products, and the 1 MGPY hydrocarbon plant provides a potentially faster route, and more certain route to a) mitigating the burn needed to develop large scale IBA, Jet and Isooctane opportunities, and b) potentially even making Gevo profitable (depending on how it plays out)

STEP 2-ROAD MAP TO SCALE:
BUILD OUT LARGE SCALE IBA AND HYDROCARBONS (JET AND ISOOCTANE)


Wind Electricity and Combined Heat and Power (CHP) (already in deployment)
New IBA Fermenters
1 MGPY Hydrocarbon Plant
10-12 MGPY Hydrocarbon Plant Capacity is about 50% sold out
Biogas from Gevo Energy
Anaerobic Digestion
Shockwave Dry Frac



Hi-Protein

Bran Feed

DDGs Feed

~200 Million lbs./ yr.
Feed and related products



~6 Million lbs./ yr.
Food Grade Corn Oil


IBA
JET
IO
EtOH

~1-3 MGPY
IBA

~8 MGPY
Jet Fuel

~2 MGPY
Isooctane

~20-26 MGPY
EtOH

Approximate expected capacities and locations for unit operations are illustrative and based on our current plans which are subject to change.

STEP 2: THE PATH TO LARGE GROWTH

Potential corporate Structure and financing


GEVO INC
EBITDA
Equity
Technology
Engineering
Project Development
EBITDA
RNG Offtake
RNG To Pipeline
Equity
Engineering
Project Development
Possible Third Party Equity
Project Debt
Juhl Energy (Wind Energy Project)
In development, on track
Agri-Energy (existing ethanol and IBA plant)
RNG Offtake
Gevo Energy (RNG Project Co)
In development
Potential Project Debt
1 MGPY Hydrocarbon LLC
In development
Offtake contract complete
Start construction when financed
Potential Project Debt
18 MGPY IBA
12 MGPY LLC
In development
~50% of Offtake Contracts Complete
Digestor 1 LLC
In development
Digestor 2 LLC
In development
Digestor 3
Follow-on Stage
Prelim Development
Future Digestor LLCs
Future Expansion
RNG is about $10-20/MMBTU more valuable as liquid fuel compared to pipeline
Part 2: Build out of Luverne
Anticipated to be project financed. Total project is projected to be about $140-150M. Lenders/partners doing diligence

STEP 3: GROW AND LICENSE

BUILD OUT STRATEGIES

Side-by-Side /Retrofit

- Side-by-Side at Luverne validates the model of isobutanol/ethanol co-production
- Opportunities exist to completely retrofit and transform underperforming ethanol plants

Greenfields/ Brownfields

- 6 projects in discussion for projects other than Luverne, 2 with MOU's in place

NORTH AMERICAN MARKET

Blended business model

- Own and operate Luverne Facility
- Potentially build additional capacity at Luverne Facility

Licensing model

- Leverage balance sheets of others

INTERNATIONAL MARKET

Licensing model

- Praj and Gevo have complete the Process Design Package for molasses as a feedstock
- Currently negotiating licenses Initial target licensees located in India



Let's Move Ahead and Change Things



PAST
FUTURE